UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2019

Date of reporting period:	10/31/2019

Item 1 – Reports to Stockholders

PGIM JENNISON EQUITY INCOME FUND

Important Note: Effective as of December 18, 2019 the Fund changed its name from PGIM Jennison Equity Income Fund to PGIM Jennison Global Equity Income Fund. At that time, the Fund adopted new investment strategies as well as a new performance benchmark. The Fund’s performance discussed in this report reflect the Fund’s prior investment strategies and prior performance benchmark, which were in effect for the annual period ended October 31, 2019. This report does not reflect the Fund’s new investment strategies or the Fund’s new performance benchmark.

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Income and capital appreciation

Highlights (unaudited)

•

The Fund’s semiconductor holdings were among the primary contributors to returns over the reporting period, led by Advanced Micro Devices. Positions in electric utilities also helped, led by Edison International.

•

In addition, positions in semiconductor equipment companies, namely Lam Research, and pharmaceutical stocks such as AstraZeneca, also drove absolute gains. Other notable contributors included Microsoft and Broadcom.

•

Holdings in the technology hardware storage & peripherals sector, most notably Apple, were among the main detractors from the Fund’s performance, followed by tobacco stock holdings, particularly Philip Morris International.

•

Communications-equipment stocks, namely Nokia, also hurt performance, along with integrated oil & gas stocks, specifically BP and Royal Dutch Shell. Other notable detractors included Conagra Brands and Foot Locker.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Equity Income Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Equity Income Fund

December 16, 2019

PGIM Jennison Equity Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.02	3.76	9.62	—
Class B	3.69	3.99	9.41	—
Class C	7.39	4.17	9.43	—
Class R	8.69	4.65	N/A	7.97 (1/18/11)
Class Z	9.28	5.22	10.53	—
Class R6	9.41	5.33	N/A	8.64 (1/18/11)
Lipper Equity Income Funds Index*
	12.68	8.06	11.39	—
S&P 500 Index
	14.31	10.77	13.69	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.02	4.94	10.25	—
Class B	8.07	4.12	9.41	—
Class C	8.27	4.17	9.43	—
Class R	8.69	4.65	N/A	7.97 (1/18/11)
Class Z	9.28	5.22	10.53	—
Class R6	9.41	5.33	N/A	8.64 (1/18/11)
Lipper Equity Income Funds Index*
	12.68	8.06	11.39	—
S&P 500 Index
	14.31	10.77	13.69	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Lipper Equity Income Funds Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2009) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Returns for the Lipper Equity Income Funds Index reflect the expenses of the mutual funds included in the Index.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Equity Income Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Lipper Equity Income Funds Index—Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. These funds’ gross or net yields must be at least 125% of the average gross or net yield of the US diversified equity fund universe. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R and Class R6 shares is 10.27%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R and Class R6 shares is 12.64%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	% of Net Assets
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	3.4%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.4%
BB&T Corp.	Banks	2.9%
Procter & Gamble Co. (The)	Household Products	2.8%
Dominion Energy, Inc.	Multi-Utilities	2.6%
McDonald’s Corp.	Hotels, Restaurants & Leisure	2.6%
Linde PLC (United Kingdom)	Chemicals	2.6%
Williams Cos., Inc. (The)	Oil, Gas & Consumable Fuels	2.6%
JPMorgan Chase & Co.	Banks	2.5%
BP PLC (United Kingdom), ADR	Oil, Gas & Consumable Fuels	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Equity Income Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Equity Income Fund’s Class A shares returned 9.02% in the 12-month reporting period that ended October 31, 2019, underperforming the 12.68% return of the Lipper Equity Income Funds Index and the 14.31% return of the S&P 500 Index.

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve (the Fed) signaled a pause in federal funds rate hikes, but they fell again as the period ended on a re-escalation of trade tension. Numerous central banks around the world subsequently lowered interest rates; the Fed cut rates three times during the period.

•

West Texas Intermediate crude oil and natural gas prices were volatile during the period, declining 20.04% and 21.21%, respectively. Prices for natural gas liquids, such as ethane and propane, dropped more than 40%.

•

Within the S&P 500 Index, 10 of the 11 sectors posted positive returns during the period, led by defensive sectors such as real estate and utilities. Information technology and consumer discretionary sectors both gained. Energy was the only sector to decline, posting a nearly 12% loss. In terms of individual S&P 500 stock performance, top contributors included Microsoft Corp., Facebook Inc., and Procter & Gamble Co., while top detractors included Exxon Mobil Corp., Altria Group Inc., and PG&E Corp.

What worked?

•

The Fund’s semiconductor holdings were among the primary contributors to returns over reporting period, led by Advanced Micro Devices Inc. Positions in electric utilities also helped, led by Edison International.

•	In addition, positions in semiconductor equipment companies, namely Lam Research Corp., and pharmaceutical stocks such as AstraZeneca PLC, also drove absolute gains.

•	Other notable contributors included Microsoft Corp. and Broadcom Inc.

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What didn’t work?

•

Holdings in the technology hardware storage & peripherals sector, most notably Apple Inc., were among the main detractors from the Fund’s performance, followed by tobacco stock holdings, particularly Philip Morris International Inc.

•	Communications-equipment stocks, namely Nokia Oyj, also hurt performance, along with integrated oil & gas stocks, specifically BP PLC and Royal Dutch Shell PLC.

•	Other notable detractors included Conagra Brands Inc. and Foot Locker Inc.

Current outlook

•

Jennison continues to build the Fund from the bottom up, looking for investment opportunities that should, in aggregate, deliver a premium yield to the broad market. In Jennison’s view, the best way achieve this goal is by building diversified portfolios across sectors, market capitalizations, and geographies. The focus remains on seeking companies with solid fundamentals that can offer incremental capital appreciation in addition to above-average yields. Specifically, Jennison looks to identify companies with improving cash-flow generation that is likely to be returned to shareholders.

•

While economic growth has slowed on the margin, it appears that an overall slow-growth economic environment remains. However, exogenous factors such as the “deal/no deal” reports regarding the US-China trade war, continued geopolitical tensions in the Middle East, and other headline news-grabbing events have eroded business confidence and, to a lesser extent, consumer confidence. Together, these factors have been slowing the global economic engine and increasing market volatility.

•

Jennison also wonders whether or not there was an inventory buildup in the supply chain during the period ahead of the potential tariff hikes, but it expects to learn more as economic data are released over coming months and quarters. With tax-reform benefits essentially now behind us, Jennison believes the probability of a global recession sometime in 2020-21 has increased. As a result, Jennison is comfortable with the Fund’s defensive positioning for now and will continue looking to take advantage of any potential market mispricing over the coming months.

•

Given the market backdrop, Jennison believes high-quality, dividend-paying companies offer investment potential in this environment and that companies fitting this description with strong business outlooks should be able to outperform. Jennison continues to identify what it considers to be interesting areas where it feels comfortable investing long term while remaining nimble, as illustrated over the second half of 2018 when the Fund started becoming more defensive-oriented.

•	Overall, the Fund’s strategy is fairly diversified across sectors relative to the S&P 500 Index, except for an underweight to information technology, a sector that represents

PGIM Jennison Equity Income Fund	11

Strategy and Performance Overview (continued)

approximately 20% of the S&P 500 and in which it is challenging to find yield, in Jennison’s view. Although many companies in health care have solid fundamental stories, Jennison felt it was prudent to reduce its exposure to this sector as the 2020 US presidential election approaches and increasing negative rhetoric likely will hurt sentiment for health care stocks. While the energy environment has been volatile, Jennison continues to maintain tactical exposure to select large, integrated, oil & gas stocks—given their market leadership in the global liquefied natural gas business—and to the midstream-infrastructure segment, in which a series of positive reforms are helping to build a more stable foundation for decades to come.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the fund’s reporting period.

Top contributors (%)		Top detractors (%)
AstraZeneca	0.80	Apple	–0.55
Advanced Micro Devices	0.71	Nokia	–0.48
Lam Research	0.69	Conagra Brands	–0.44
Microsoft	0.56	Philip Morris International	–0.39
Broadcom	0.55	Foot Locker	–0.32

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Equity Income Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Equity Income Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,011.00	1.16%	$5.88
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90
Class B	Actual	$1,000.00	$1,006.40	2.00%	$10.11
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16
Class C	Actual	$1,000.00	$1,007.50	1.83%	$9.26
	Hypothetical	$1,000.00	$1,015.98	1.83%	$9.30
Class R	Actual	$1,000.00	$1,009.60	1.38%	$6.99
	Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class Z	Actual	$1,000.00	$1,012.50	0.84%	$4.26
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class R6	Actual	$1,000.00	$1,012.80	0.80%	$4.06
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS 92.4%

Aerospace & Defense 5.2%
Boeing Co. (The)	35,041	$11,910,786
Lockheed Martin Corp.	75,730	28,525,977
Safran SA (France)	166,840	26,374,416

		66,811,179

Banks 8.6%
Bank of America Corp.	826,849	25,855,568
BB&T Corp.	689,026	36,552,830
BNP Paribas SA (France)	290,383	15,178,251
JPMorgan Chase & Co.	261,859	32,711,426

		110,298,075

Capital Markets 0.4%
CME Group, Inc.	22,277	4,583,493

Chemicals 3.8%
Akzo Nobel NV (Netherlands)	163,404	15,029,989
Linde PLC (United Kingdom)	165,907	32,907,653

		47,937,642

Commercial Services & Supplies 0.5%
Republic Services, Inc.	75,344	6,593,353

Communications Equipment 1.6%
Cisco Systems, Inc.	303,562	14,422,231
Nokia OYJ (Finland), ADR(a)	1,610,871	5,879,679

		20,301,910

Consumer Finance 1.6%
American Express Co.	177,923	20,866,809

Diversified Financial Services 0.0%
Gateway Energy & Resource Holdings LLC Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A*^(f)	100,000	434,840

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services 3.0%
AT&T, Inc.	684,823	$26,358,837
Telefonica Deutschland Holding AG (Germany)	3,619,300	11,502,803

		37,861,640

Electric Utilities 4.6%
Edison International	447,201	28,128,943
Entergy Corp.	131,702	15,999,159
SSE PLC (United Kingdom)	914,204	15,200,277

		59,328,379

Entertainment 1.7%
Walt Disney Co. (The)	165,122	21,452,650

Equity Real Estate Investment Trusts (REITs) 5.3%
American Campus Communities, Inc.	421,970	21,090,061
American Tower Corp.	50,642	11,044,007
Boston Properties, Inc.	49,781	6,829,953
Prologis, Inc.	328,454	28,825,123

		67,789,144

Food & Staples Retailing 1.8%
Walmart, Inc.	194,538	22,811,526

Food Products 1.5%
Danone SA (France)	148,331	12,299,106
Mondelez International, Inc. (Class A Stock)	123,756	6,491,002

		18,790,108

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	284,206	23,762,465
Zimmer Biomet Holdings, Inc.	107,160	14,812,727

		38,575,192

Hotels, Restaurants & Leisure 2.6%
McDonald’s Corp.	169,511	33,342,814

Household Products 2.8%
Procter & Gamble Co. (The)	286,856	35,716,441

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance 3.0%
Chubb Ltd.	101,282	$15,437,402
MetLife, Inc.	492,805	23,058,346

		38,495,748

Mortgage Real Estate Investment Trusts (REITs) 2.3%
MFA Financial, Inc.	2,579,743	19,580,249
Starwood Property Trust, Inc.	384,154	9,450,189

		29,030,438

Multi-Utilities 2.6%
Dominion Energy, Inc.	408,236	33,699,882

Oil, Gas & Consumable Fuels 6.9%
BP PLC (United Kingdom), ADR	811,023	30,745,882
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	416,982	24,172,447
Williams Cos., Inc. (The)	1,466,624	32,720,381

		87,638,710

Personal Products 0.5%
Unilever PLC (United Kingdom)	107,428	6,437,389

Pharmaceuticals 6.3%
AstraZeneca PLC (United Kingdom), ADR	884,613	43,372,575
Elanco Animal Health, Inc.*	465,311	12,572,703
GlaxoSmithKline PLC (United Kingdom)	356,528	8,151,773
Merck & Co., Inc.	187,026	16,207,673

		80,304,724

Road & Rail 0.7%
Union Pacific Corp.	56,557	9,357,921

Semiconductors & Semiconductor Equipment 9.7%
Advanced Micro Devices, Inc.*(a)	805,912	27,344,594
Intel Corp.	312,506	17,665,964
Lam Research Corp.	64,956	17,605,674
QUALCOMM, Inc.	548,694	44,136,945
Texas Instruments, Inc.	148,260	17,493,198

		124,246,375

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software 1.8%
Microsoft Corp.	160,856	$23,061,925

Specialty Retail 4.2%
Foot Locker, Inc.	308,506	13,423,096
Lowe’s Cos., Inc.	134,194	14,977,392
Ross Stores, Inc.	230,664	25,296,921

		53,697,409

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	74,115	18,436,847

Tobacco 1.1%
Philip Morris International, Inc.	171,686	13,982,108

Transportation Infrastructure 1.3%
Atlantia SpA (Italy)	654,983	16,174,447

Wireless Telecommunication Services 2.6%
Tele2 AB (Sweden) (Class B Stock)	1,390,281	19,868,238
Vodafone Group PLC (United Kingdom), ADR(a)	646,248	13,196,384

		33,064,622

TOTAL COMMON STOCKS (cost $1,001,701,081)		1,181,123,740

PREFERRED STOCKS 4.9%

Electric Utilities 1.1%
American Electric Power Co., Inc., CVT, 6.125%	263,890	14,511,311

Health Care Equipment & Supplies 2.2%
Danaher Corp., Series A, CVT, 4.750%(a)	25,070	27,835,722

Multi-Utilities 1.6%
Sempra Energy, Series A, CVT, 6.000%	172,362	19,999,163

TOTAL PREFERRED STOCKS (cost $57,174,918)		62,346,196

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CONVERTIBLE BOND 0.8%

Insurance
AXA SA (France), Sr. Unsec’d. Notes, 144A (cost $10,514,555)	7.250%	05/15/21	10,377	$10,759,652

TOTAL LONG-TERM INVESTMENTS (cost $1,069,390,554)				1,254,229,588

			Shares
SHORT-TERM INVESTMENTS 6.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			23,129,736	23,129,736
PGIM Institutional Money Market Fund (cost $58,779,786; includes $58,666,067 of cash collateral for securities on loan)(b)(w)			58,776,020	58,787,775

TOTAL SHORT-TERM INVESTMENTS (cost $81,909,522)				81,917,511

TOTAL INVESTMENTS 104.5% (cost $1,151,300,076)				1,336,147,099
Liabilities in excess of other assets (4.5)%				(57,456,953)

NET ASSETS 100.0%				$1,278,690,146

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $434,840 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,602,432; cash collateral of $58,666,067 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,000,000. The aggregate value of $434,840 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$40,436,763	$26,374,416	$—
Banks	95,119,824	15,178,251	—
Capital Markets	4,583,493	—	—
Chemicals	32,907,653	15,029,989	—
Commercial Services & Supplies	6,593,353	—	—
Communications Equipment	20,301,910	—	—
Consumer Finance	20,866,809	—	—
Diversified Financial Services	—	—	434,840
Diversified Telecommunication Services	26,358,837	11,502,803	—
Electric Utilities	44,128,102	15,200,277	—
Entertainment	21,452,650	—	—
Equity Real Estate Investment Trusts (REITs)	67,789,144	—	—
Food & Staples Retailing	22,811,526	—	—
Food Products	6,491,002	12,299,106	—
Health Care Equipment & Supplies	38,575,192	—	—
Hotels, Restaurants & Leisure	33,342,814	—	—
Household Products	35,716,441	—	—
Insurance	38,495,748	—	—
Mortgage Real Estate Investment Trusts (REITs)	29,030,438	—	—
Multi-Utilities	33,699,882	—	—
Oil, Gas & Consumable Fuels	87,638,710	—	—
Personal Products	—	6,437,389	—
Pharmaceuticals	72,152,951	8,151,773	—
Road & Rail	9,357,921	—	—
Semiconductors & Semiconductor Equipment	124,246,375	—	—
Software	23,061,925	—	—
Specialty Retail	53,697,409	—	—
Technology Hardware, Storage & Peripherals	18,436,847	—	—
Tobacco	13,982,108	—	—
Transportation Infrastructure	—	16,174,447	—
Wireless Telecommunication Services	13,196,384	19,868,238	—
Preferred Stocks
Electric Utilities	14,511,311	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stocks (continued)
Health Care Equipment & Supplies	$27,835,722	$—	$—
Multi-Utilities	19,999,163	—	—
Convertible Bond	—	10,759,652	—
Affiliated Mutual Funds	81,917,511	—	—

Total	$1,178,735,918	$156,976,341	$434,840

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	9.7%
Banks	8.6
Oil, Gas & Consumable Fuels	6.9
Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	6.4
Pharmaceuticals	6.3
Electric Utilities	5.7
Equity Real Estate Investment Trusts (REITs)	5.3
Aerospace & Defense	5.2
Health Care Equipment & Supplies	5.2
Multi-Utilities	4.2
Specialty Retail	4.2
Insurance	3.8
Chemicals	3.8
Diversified Telecommunication Services	3.0
Household Products	2.8
Hotels, Restaurants & Leisure	2.6
Wireless Telecommunication Services	2.6
Mortgage Real Estate Investment Trusts (REITs)	2.3
Software	1.8

Food & Staples Retailing	1.8%
Entertainment	1.7
Consumer Finance	1.6
Communications Equipment	1.6
Food Products	1.5
Technology Hardware, Storage & Peripherals	1.4
Transportation Infrastructure	1.3
Tobacco	1.1
Road & Rail	0.7
Commercial Services & Supplies	0.5
Personal Products	0.5
Capital Markets	0.4
Diversified Financial Services	0.0 *

104.5
Liabilities in excess of other assets	(4.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$57,602,432	$(57,602,432)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $57,602,432:
Unaffiliated investments (cost $1,069,390,554)	$1,254,229,588
Affiliated investments (cost $81,909,522)	81,917,511
Receivable for investments sold	10,996,833
Receivable for Fund shares sold	1,617,404
Dividends and interest receivable	1,541,673
Tax reclaim receivable	1,129,361
Prepaid expenses and other assets	33,402

Total Assets	1,351,465,772

Liabilities
Payable to broker for collateral for securities on loan	58,666,067
Payable for investments purchased	7,048,757
Payable for Fund shares reacquired	5,355,203
Management fee payable	783,696
Accrued expenses and other liabilities	433,712
Distribution fee payable	412,088
Affiliated transfer agent fee payable	75,268
Payable to custodian	835

Total Liabilities	72,775,626

Net Assets	$1,278,690,146

Net assets were comprised of:
Common stock, at par	$90,969
Paid-in capital in excess of par	980,172,745
Total distributable earnings (loss)	298,426,432

Net assets, October 31, 2019	$1,278,690,146

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	23

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($602,976,625 ÷ 41,724,417 shares of common stock issued and outstanding)	$14.45
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.29

Class B
Net asset value, offering price and redemption price per share,
($23,524,067 ÷ 1,803,894 shares of common stock issued and outstanding)	$13.04

Class C
Net asset value, offering price and redemption price per share,
($295,298,322 ÷ 22,730,874 shares of common stock issued and outstanding)	$12.99

Class R
Net asset value, offering price and redemption price per share,
($25,732,883 ÷ 1,780,436 shares of common stock issued and outstanding)	$14.45

Class Z
Net asset value, offering price and redemption price per share,
($327,729,874 ÷ 22,692,863 shares of common stock issued and outstanding)	$14.44

Class R6
Net asset value, offering price and redemption price per share,
($3,428,375 ÷ 236,923 shares of common stock issued and outstanding)	$14.47

See Notes to Financial Statements.

24

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $735,456 foreign withholding tax)	$43,407,350
Interest income	668,334
Affiliated dividend income	640,097
Income from securities lending, net (including affiliated income of $161,957)	372,482

Total income	45,088,263

Expenses
Management fee	10,342,722
Distribution fee(a)	6,243,951
Transfer agent’s fees and expenses (including affiliated expense of $455,013)(a)	1,729,610
Custodian and accounting fees	146,405
Shareholders’ reports	81,573
Registration fees(a)	65,477
Directors’ fees	37,052
Audit fee	27,329
Legal fees and expenses	25,975
Miscellaneous	38,488

Total expenses	18,738,582
Less: Fee waiver and/or expense reimbursement(a)	(5,734)
Distribution fee waiver(a)	(352,327)

Net expenses	18,380,521

Net investment income (loss)	26,707,742

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(18,183))	119,131,907
Foreign currency transactions	(149,592)

118,982,315

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $18,219)	(36,526,322)
Foreign currencies	(19,841)

(36,546,163)

Net gain (loss) on investment and foreign currency transactions	82,436,152

Net Increase (Decrease) In Net Assets Resulting From Operations	$109,143,894

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,711,260	341,279	3,990,062	201,350	—	—
Transfer agent’s fees and expenses	860,141	75,732	362,889	41,177	389,107	564
Registration fees	13,363	9,023	12,375	6,679	17,355	6,682
Fee waiver and/or expense reimbursement	—	—	—	—	—	(5,734)
Distribution fee waiver	(285,210)	—	—	(67,117)	—	—

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	25

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,707,742	$43,987,565
Net realized gain (loss) on investment and foreign currency transactions	118,982,315	230,094,217
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,546,163)	(219,131,389)

Net increase (decrease) in net assets resulting from operations	109,143,894	54,950,393

Dividends and Distributions
Distributions from distributable earnings
Class A	(93,967,365)	(38,693,618)
Class B	(7,292,553)	(3,987,585)
Class C	(82,671,720)	(35,159,248)
Class R	(4,429,539)	(1,923,875)
Class Z	(71,314,654)	(31,902,165)
Class R6	(659,280)	(222,063)

	(260,335,111)	(111,888,554)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	73,255,080	60,274,663
Net asset value of shares issued in reinvestment of dividends and distributions	228,261,337	96,882,217
Cost of shares reacquired	(489,163,809)	(511,300,273)

Net increase (decrease) in net assets from Fund share transactions	(187,647,392)	(354,143,393)

Total increase (decrease)	(338,838,609)	(411,081,554)

Net Assets:
Beginning of year	1,617,528,755	2,028,610,309

End of year	$1,278,690,146	$1,617,528,755

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two funds: PGIM Jennison Equity Income Fund and PGIM QMA Mid-Cap Value Fund, each of which are diversified funds. These financial statements relate only to the PGIM Jennison Equity Income Fund (the “Fund”).

The investment objective of the Fund is income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Jennison Equity Income Fund	27

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

28

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

PGIM Jennison Equity Income Fund	29

Notes to Financial Statements (continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

30

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that expressly permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

PGIM Jennison Equity Income Fund	31

Notes to Financial Statements (continued)

generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.745% of the Fund’s average daily net assets up to and including $500 million, 0.73% on the next $500 million, 0.625% on the next $1.5 billion, 0.60% on the next $5 billion, 0.58% on the next $2.5 billion and 0.56% of the Fund’s average daily net assets in excess of $10 billion. Prior to July 1, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.77% of the Fund’s average daily net assets up to and including $500 million, 0.74% on the next $500 million, 0.725% on the next $1.5 billion, 0.70% on the next $5 billion, 0.675% on the next $2.5 billion and 0.65% of the Fund’s average daily net assets

32

in excess of $10 billion. and 0.56% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, through February 28, 2021.

For the year ended October 31, 2019, PIMS received $324,468 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $24,235 and $7,476 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison Equity Income Fund	33

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $1,067,165,818 and $1,478,025,366, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$55,291,786	$460,338,488	$492,500,538	$—	$—	$23,129,736	23,129,736	$640,097
PGIM Institutional Money Market Fund*
108,930,290	1,037,549,270	1,087,691,821	18,219	(18,183)	58,787,775	58,776,020	161,957	**

$164,222,076	$1,497,887,758	$1,580,192,359	$18,219	$(18,183)	$81,917,511		$802,054

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $26,694,196 of ordinary income and $233,640,915 of long-term capital gains. For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $44,046,938 of ordinary income and $67,841,616 of long-term capital gains.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $2,932,986 of ordinary income and $115,066,122 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,155,719,775	$209,297,913	$(28,870,589)	$180,427,324

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

PGIM Jennison Equity Income Fund	35

Notes to Financial Statements (continued)

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $0.001 per share. Of the Company’s authorized capital stock, 2.770 billion authorized shares have been allocated to the Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 400 million, 20 million, 300 million, 75 million, 1,250 million, 650 million and 75 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 408,932 Class R shares, of the Fund. At reporting period end, eight shareholders of record, each holding greater than 5% of the Fund, held 65% of the Fund’s outstanding shares.

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	1,854,409	$25,648,853
Shares issued in reinvestment of dividends and distributions	7,222,026	87,716,405
Shares reacquired	(10,011,324)	(140,114,500)

Net increase (decrease) in shares outstanding before conversion	(934,889)	(26,749,242)
Shares issued upon conversion from other share class(es)	7,692,599	110,131,659
Shares reacquired upon conversion into other share class(es)	(869,842)	(12,448,370)

Net increase (decrease) in shares outstanding	5,887,868	$70,934,047

Year ended October 31, 2018:
Shares sold	1,391,935	$23,564,904
Shares issued in reinvestment of dividends and distributions	2,135,094	35,824,946
Shares reacquired	(8,004,478)	(135,037,083)

Net increase (decrease) in shares outstanding before conversion	(4,477,449)	(75,647,233)
Shares issued upon conversion from other share class(es)	1,507,745	25,810,965
Shares reacquired upon conversion into other share class(es)	(1,787,241)	(30,332,570)

Net increase (decrease) in shares outstanding	(4,756,945)	$(80,168,838)

Class B
Year ended October 31, 2019:
Shares sold	96,793	$1,082,234
Shares issued in reinvestment of dividends and distributions	558,584	6,092,739
Shares reacquired	(916,716)	(11,591,552)

Net increase (decrease) in shares outstanding before conversion	(261,339)	(4,416,579)
Shares reacquired upon conversion into other share class(es)	(1,157,876)	(15,067,727)

Net increase (decrease) in shares outstanding	(1,419,215)	$(19,484,306)

Year ended October 31, 2018:
Shares sold	53,945	$838,977
Shares issued in reinvestment of dividends and distributions	209,850	3,242,469
Shares reacquired	(1,252,953)	(19,510,599)

Net increase (decrease) in shares outstanding before conversion	(989,158)	(15,429,153)
Shares reacquired upon conversion into other share class(es)	(1,263,055)	(20,005,435)

Net increase (decrease) in shares outstanding	(2,252,213)	$(35,434,588)

Class C
Year ended October 31, 2019:
Shares sold	1,443,185	$16,939,622
Shares issued in reinvestment of dividends and distributions	6,604,072	71,861,312
Shares reacquired	(10,964,287)	(137,273,327)

Net increase (decrease) in shares outstanding before conversion	(2,917,030)	(48,472,393)
Shares reacquired upon conversion into other share class(es)	(8,385,746)	(108,046,681)

Net increase (decrease) in shares outstanding	(11,302,776)	$(156,519,074)

Year ended October 31, 2018:
Shares sold	880,850	$13,666,684
Shares issued in reinvestment of dividends and distributions	1,963,882	30,299,159
Shares reacquired	(9,089,353)	(140,986,551)

Net increase (decrease) in shares outstanding before conversion	(6,244,621)	(97,020,708)
Shares issued upon conversion from other share class(es)	1,386	21,965
Shares reacquired upon conversion into other share class(es)	(2,337,504)	(36,380,958)

Net increase (decrease) in shares outstanding	(8,580,739)	$(133,379,701)

PGIM Jennison Equity Income Fund	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended October 31, 2019:
Shares sold	64,601	$902,638
Shares issued in reinvestment of dividends and distributions	365,472	4,427,752
Shares reacquired	(391,939)	(5,602,611)

Net increase (decrease) in shares outstanding	38,134	$(272,221)

Year ended October 31, 2018:
Shares sold	104,615	$1,767,710
Shares issued in reinvestment of dividends and distributions	114,609	1,923,221
Shares reacquired	(682,134)	(11,561,794)

Net increase (decrease) in shares outstanding before conversion	(462,910)	(7,870,863)
Shares reacquired upon conversion into other share class(es)	(861)	(14,245)

Net increase (decrease) in shares outstanding	(463,771)	$(7,885,108)

Class Z
Year ended October 31, 2019:
Shares sold	2,129,689	$28,107,916
Shares issued in reinvestment of dividends and distributions	4,745,435	57,530,018
Shares reacquired	(13,875,399)	(192,598,924)

Net increase (decrease) in shares outstanding before conversion	(7,000,275)	(106,960,990)
Shares issued upon conversion from other share class(es)	2,004,889	28,734,321
Shares reacquired upon conversion into other share class(es)	(264,970)	(3,792,201)

Net increase (decrease) in shares outstanding	(5,260,356)	$(82,018,870)

Year ended October 31, 2018:
Shares sold	1,187,630	$19,983,469
Shares issued in reinvestment of dividends and distributions	1,514,288	25,384,558
Shares reacquired	(11,978,925)	(202,379,402)

Net increase (decrease) in shares outstanding before conversion	(9,277,007)	(157,011,375)
Shares issued upon conversion from other share class(es)	3,827,286	64,837,972
Shares reacquired upon conversion into other share class(es)	(371,625)	(6,243,532)

Net increase (decrease) in shares outstanding	(5,821,346)	$(98,416,935)

Class R6
Year ended October 31, 2019:
Shares sold	40,190	$573,817
Shares issued in reinvestment of dividends and distributions	52,040	633,111
Shares reacquired	(142,641)	(1,982,895)

Net increase (decrease) in shares outstanding before conversion	(50,411)	(775,967)
Shares issued upon conversion from other share class(es)	34,798	488,999

Net increase (decrease) in shares outstanding	(15,613)	$(286,968)

Year ended October 31, 2018:
Shares sold	26,767	$452,919
Shares issued in reinvestment of dividends and distributions	12,337	207,864
Shares reacquired	(108,238)	(1,824,844)

Net increase (decrease) in shares outstanding before conversion	(69,134)	(1,164,061)
Shares issued upon conversion from other share class(es)	137,073	2,305,838

Net increase (decrease) in shares outstanding	67,939	$1,141,777

38

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

PGIM Jennison Equity Income Fund	39

Notes to Financial Statements (continued)

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of

40

certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Effective as of December 18, 2019 the Fund changed its name from PGIM Jennison Equity Income Fund to PGIM Jennison Global Equity Income Fund. At that time, the Fund adopted new investment strategies as well as a new performance benchmark. The Fund’s performance discussed in this report reflect the Fund’s prior investment strategies and prior performance benchmark, which were in effect for the annual period ended October 31, 2019. This report does not reflect the Fund’s new investment strategies or the Fund’s new performance benchmark.

PGIM Jennison Equity Income Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.18	$16.75	$14.68	$16.59	$17.88
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.44	0.34	0.42	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	(0.01)	2.11	(0.66)	(0.65)
Total from investment operations	0.91	0.43	2.45	(0.24)	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.43)	(0.38)	(0.44)	(0.34)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.64)	(1.00)	(0.38)	(1.67)	(1.04)
Net asset value, end of year	$14.45	$16.18	$16.75	$14.68	$16.59
Total Return(b):	9.02%	2.45%	16.88%	(1.00)%	(1.53)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$603	$580	$680	$1,048	$1,585
Average net assets (in millions)	$570	$648	$809	$1,253	$1,745
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.16%	1.15%	1.14%	1.16%	1.13%
Expenses before waivers and/or expense reimbursement	1.21%	1.20%	1.19%	1.21%	1.18%
Net investment income (loss)	2.02%	2.58%	2.18%	2.84%	2.31%
Portfolio turnover rate(e)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.89	$15.49	$13.61	$15.51	$16.79
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.27	0.21	0.28	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52	0.01	1.95	(0.61)	(0.61)
Total from investment operations	0.68	0.28	2.16	(0.33)	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.31)	(0.28)	(0.34)	(0.22)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.53)	(0.88)	(0.28)	(1.57)	(0.92)
Net asset value, end of year	$13.04	$14.89	$15.49	$13.61	$15.51
Total Return(b):	8.07%	1.68%	15.98%	(1.73)%	(2.28)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$24	$48	$85	$111	$147
Average net assets (in millions)	$34	$66	$100	$126	$165
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.01%	1.95%	1.89%	1.91%	1.88%
Expenses before waivers and/or expense reimbursement	2.01%	1.95%	1.89%	1.91%	1.88%
Net investment income (loss)	1.23%	1.70%	1.45%	2.04%	1.56%
Portfolio turnover rate(e)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.84	$15.45	$13.57	$15.47	$16.75
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.29	0.21	0.28	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52	- (b)	1.95	(0.61)	(0.61)
Total from investment operations	0.70	0.29	2.16	(0.33)	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.33)	(0.28)	(0.34)	(0.22)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.55)	(0.90)	(0.28)	(1.57)	(0.92)
Net asset value, end of year	$12.99	$14.84	$15.45	$13.57	$15.47
Total Return(c):	8.27%	1.70%	16.03%	(1.73)%	(2.29)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$295	$505	$658	$923	$1,285
Average net assets (in millions)	$399	$597	$786	$1,075	$1,353
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.85%	1.87%	1.89%	1.91%	1.88%
Expenses before waivers and/or expense reimbursement	1.85%	1.87%	1.89%	1.91%	1.88%
Net investment income (loss)	1.38%	1.84%	1.45%	2.06%	1.56%
Portfolio turnover rate(f)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.18	$16.75	$14.68	$16.58	$17.88
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.38	0.31	0.37	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	- (b)	2.10	(0.64)	(0.67)
Total from investment operations	0.87	0.38	2.41	(0.27)	(0.31)
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.34)	(0.40)	(0.29)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.60)	(0.95)	(0.34)	(1.63)	(0.99)
Net asset value, end of year	$14.45	$16.18	$16.75	$14.68	$16.58
Total Return(c):	8.69%	2.12%	16.59%	(1.19)%	(1.83)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$26	$28	$37	$40	$44
Average net assets (in millions)	$27	$33	$40	$42	$45
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.44%	1.48%	1.39%	1.41%	1.38%
Expenses before waivers and/or expense reimbursement	1.69%	1.73%	1.64%	1.66%	1.63%
Net investment income (loss)	1.76%	2.24%	1.95%	2.48%	2.07%
Portfolio turnover rate(f)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	45

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.18	$16.74	$14.67	$16.58	$17.88
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.48	0.38	0.46	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.61	0.01	2.11	(0.66)	(0.66)
Total from investment operations	0.94	0.49	2.49	(0.20)	(0.22)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.48)	(0.42)	(0.48)	(0.38)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.68)	(1.05)	(0.42)	(1.71)	(1.08)
Net asset value, end of year	$14.44	$16.18	$16.74	$14.67	$16.58
Total Return(b):	9.28%	2.79%	17.18%	(0.75)%	(1.33)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$328	$452	$566	$1,229	$1,628
Average net assets (in millions)	$375	$507	$861	$1,338	$1,780
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.90%	0.91%	0.88%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%	0.90%	0.91%	0.88%
Net investment income (loss)	2.33%	2.82%	2.46%	3.08%	2.56%
Portfolio turnover rate(e)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.20	$16.77	$14.69	$16.60	$17.90
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.52	0.42	0.51	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	(0.03)	2.09	(0.69)	(0.67)
Total from investment operations	0.96	0.49	2.51	(0.18)	(0.20)
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.49)	(0.43)	(0.50)	(0.40)
Distributions from net realized gains	(2.35)	(0.57)	-	(1.23)	(0.70)
Total dividends and distributions	(2.69)	(1.06)	(0.43)	(1.73)	(1.10)
Net asset value, end of year	$14.47	$16.20	$16.77	$14.69	$16.60
Total Return(b):	9.41%	2.81%	17.32%	(0.62)%	(1.23)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3	$4	$3	$8	$27
Average net assets (in millions)	$4	$4	$4	$20	$16
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.79%	0.78%
Expenses before waivers and/or expense reimbursement	0.96%	1.19%	0.80%	0.79%	0.78%
Net investment income (loss)	2.39%	3.08%	2.68%	3.43%	2.77%
Portfolio turnover rate(e)	77%	88%	75%	48%	76%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Equity Income Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Equity Income Fund and Board of Directors Prudential Investment Portfolios, Inc. 10:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Equity Income Fund, a series of Prudential Investment Portfolios, Inc. 10, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

48

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2019, the Fund reports the maximum amount allowed per share but not less than $2.35 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM Jennison Equity Income Fund	100.00%	100.00%

In January 2020 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

PGIM Jennison Equity Income Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Equity Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Equity Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Equity Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Equity Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Equity Income Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods, though it underperformed over the three- and five-year periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 0.80% through February 29, 2020.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s management fee schedule such that effective July 1, 2019, the new management fee schedule is 0.745% to $500 million, 0.73% over $500 million to $1 billion, 0.625% over $1 billion to $2.5 billion, 0.60% over $2.5 billion to $7.5 billion, 0.58% over $7.5 billion to $10 billion, and 0.56% over $10 billion.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s subadvisory fee schedule such that effective July 1, 2019, the new subadvisory fee is 0.37% to $500 million, 0.35% over $500 million to $1 billion, 0.305% over $1 billion to $3 billion, 0.29% over $3 billion to $5 billion, and 0.28% over $5 billion.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Equity Income Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Equity Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EQUITY INCOME FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	SPQAX	JEIBX	AGOCX	PJERX	JDEZX	PJIQX
CUSIP	74441L808	74441L881	74441L873	74441L790	74441L832	74441L816

MF203E

PGIM QMA MID-CAP VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Seek capital growth

Highlights (unaudited)

•

The period was an extremely challenging time for deep-value stocks. The Fund outperformed the Russell Midcap Value Index in only one economic sector. The Fund benefited from good security selection in consumer staples, particularly among food products companies.

•

The underperformance of inexpensive stocks was pervasive during the reporting period, both across and within economic sectors. The Fund underperformed the Index most in the materials, energy, real estate, and utilities sectors.

•

In materials, the Fund suffered from its overweight holdings relative to the Index in inexpensive steel and aluminum companies. In energy, overweight positions in relatively inexpensive exploration & production companies detracted from the Fund’s relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA Mid-Cap Value Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Mid-Cap Value Fund

December 16, 2019

PGIM QMA Mid-Cap Value Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–6.40	1.91	9.82	—
Class B	–6.15	2.12	9.61	—
Class C	–2.63	2.29	9.62	—
Class R	–1.29	N/A	N/A	2.31 (12/22/14)
Class Z	–0.64	3.34	10.74	—
Class R2	–1.07	N/A	N/A	–6.41 (12/28/17)
Class R4	–0.79	N/A	N/A	–6.17 (12/28/17)
Class R6	–0.59	3.48	N/A	8.46 (1/18/11)
Russell Midcap Value Index
	10.08	6.95	12.90	—
S&P MidCap 400 Index
	9.02	8.37	13.21	—
Russell Midcap Index
	13.72	8.67	13.70	—

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	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.95	3.07	10.44	—
Class B	–1.81	2.27	9.61	—
Class C	–1.76	2.29	9.62	—
Class R	–1.29	N/A	N/A	2.31 (12/22/14)
Class Z	–0.64	3.34	10.74	—
Class R2	–1.07	N/A	N/A	–6.41 (12/28/17)
Class R4	–0.79	N/A	N/A	–6.17 (12/28/17)
Class R6	–0.59	3.48	N/A	8.46 (1/18/11)
Russell Midcap Value Index
	10.08	6.95	12.90	—
S&P MidCap 400 Index
	9.02	8.37	13.21	—
Russell Midcap Index
	13.72	8.67	13.70	—

PGIM QMA Mid-Cap Value Fund	7

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2009) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables above, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the Index are also members of the Russell 1000 Value Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 6.64%, 2.88% for Class R2 and Class R4 shares, and 10.46% for Class R6 shares.

PGIM QMA Mid-Cap Value Fund	9

Your Fund’s Performance (continued)

S&P MidCap 400 Index—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 8.07%, 3.23% for Class R2 and Class R4 shares, and 10.64% for Class R6 shares.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 8.36%, 6.40% for Class R2 and Class R4 shares, and 11.26% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	% of Net Assets
PACCAR, Inc.	Machinery	1.4%
State Street Corp.	Capital Markets	1.3%
Hewlett Packard Enterprise Co.	Technology Hardware, Storage & Peripherals	1.3%
Fifth Third Bancorp	Banks	1.3%
KeyCorp	Banks	1.2%
Cummins, Inc.	Machinery	1.1%
Regions Financial Corp.	Banks	1.1%
Royal Caribbean Cruises Ltd.	Hotels, Restaurants & Leisure	1.1%
Citizens Financial Group, Inc.	Banks	1.1%
CenturyLink, Inc.	Diversified Telecommunication Services	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Mid-Cap Value Fund’s Class Z shares returned –0.64% in the 12-month reporting period that ended October 31, 2019, underperforming the 10.08% return of the Russell Midcap Value Index (the Index).

What were the market conditions?

•	During the reporting period, US equity markets continued to reach all-time highs despite ongoing US-China trade disputes and slowing global economic growth.

•

US mid-cap equities meaningfully outpaced small-cap equities and modestly trailed large-cap equities during the period. Small-cap stocks (as measured by the Russell 2000 Index) gained 4.90%, while mid-cap stocks (as measured by the Russell Midcap Index) gained 13.72%. Large-cap stocks (as measured by the Russell 1000 Index) gained 14.15%.

•

Value stocks significantly underperformed growth stocks within each of the market capitalization indices. The underperformance was greatest in the mid-cap space, where the Index (+10.08%) lagged the Russell Midcap Growth Index (+18.93%) by nearly 9%.

What worked?

•

QMA uses a systematic process to select stocks trading at a discount to their fundamental value. The focus is on deep-value stocks—those with the highest earnings yields, cash flow yields, and book yields within the mid-cap universe. QMA research shows that these stocks have historically outperformed over longer periods.

•

The period was an extremely challenging time for deep-value stocks. The Fund outperformed the Index in only one economic sector. The Fund benefited from good security selection in consumer staples, particularly among food products companies.

What didn’t work?

•

The underperformance of inexpensive stocks was pervasive during the reporting period, both across and within economic sectors. The Fund underperformed the Index most in the materials, energy, real estate, and utilities sectors.

•

In materials, the Fund suffered from its overweight holdings relative to the Index in inexpensive steel and aluminum companies. Shares of these highly cyclical companies plummeted on investor fears that metal prices would continue to fall due to slowing global demand and prolonged trade wars. Despite the headwinds facing metals companies, QMA continues to favor these stocks as its valuation model deems them compellingly attractive.

•

In energy, overweight positions in relatively inexpensive exploration & production companies detracted from the Fund’s relative performance. Energy was the worst-performing sector in the Index during the period, as the price of crude oil fell more than 15% on expectations of lower global demand and higher US supply.

PGIM QMA Mid-Cap Value Fund	11

Strategy and Performance Overview (continued)

•

The Fund’s below-benchmark exposure to real estate and utilities stocks hurt its relative performance. Investors propelled these bond-proxy stocks higher in the risk-off and declining interest rate environment. However, real estate and utilities became increasingly expensive in QMA’s valuation model and were the two most underweighted sectors in the Fund at the end of the period.

Did the Fund use derivatives?

The Fund did not hold any derivatives during the reporting period.

Current outlook

•

The difference in valuations between the cheapest and most expensive stocks was at a historically wide level at the end of the reporting period. In QMA’s experience, deep-value stocks may significantly outperform when this difference in valuations moves back toward its narrower norm.

•

As deep-value stocks underperformed during the past several quarters, their earnings remained resilient, so they were even more attractively valued at the end of the period, in QMA’s view. The Fund stayed focused on these stocks and therefore gained more exposure to value. The Fund remained significantly cheaper than the Index at the end of the period, based on various measures of value such as earnings yield, book yield, and cash flow yield.

•

In the last two months of the period, the cheapest stocks outperformed their more expensive peers in the Index, and the Fund outperformed the Index meaningfully during that time. While this was a short period to gauge performance, QMA was encouraged that the Fund responded positively to the improved environment for deep-value stocks. Given the episodic nature of value investing, QMA continues to believe in the importance of maintaining exposure to value stocks, especially when they appeared as deeply discounted as they did at the end of the period.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Relative Contributors (%)		Top Relative Detractors (%)
Pulte Group Inc.	0.30	DXC Technology Co.	–0.65
Reliance Steel & Aluminum Co.	0.26	United States Steel Corp.	–0.60
Xerox Holdings Corp.	0.26	Range Resources Corp.	–0.59
VEREIT Inc., Class A	0.22	Antero Resources Corp.	–0.50
Tyson Foods Inc., Class A	0.21	Macy’s Inc.	–0.49

12	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Mid-Cap Value Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$956.50	1.13%	$5.57
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class B	Actual	$1,000.00	$952.40	1.95%	$9.60
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class C	Actual	$1,000.00	$952.20	1.95%	$9.60
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class R	Actual	$1,000.00	$954.80	1.45%	$7.14
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class Z	Actual	$1,000.00	$958.10	0.77%	$3.80
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
Class R2	Actual	$1,000.00	$955.80	1.23%	$6.06
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class R4	Actual	$1,000.00	$956.90	0.98%	$4.83
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
Class R6	Actual	$1,000.00	$958.00	0.73%	$3.60
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS 99.7%

Airlines 2.4%
Alaska Air Group, Inc.(a)	30,300	$2,103,729
JetBlue Airways Corp.*	251,445	4,852,888
United Airlines Holdings, Inc.*	62,400	5,668,416

		12,625,033

Auto Components 1.8%
BorgWarner, Inc.(a)	64,100	2,671,688
Goodyear Tire & Rubber Co. (The)	276,500	4,388,055
Lear Corp.	20,100	2,367,177

		9,426,920

Banks 10.8%
Associated Banc-Corp.	34,900	701,839
Bank OZK	22,800	639,768
BankUnited, Inc.	26,000	891,800
BOK Financial Corp.	5,300	408,895
CIT Group, Inc.	18,900	810,621
Citizens Financial Group, Inc.	166,800	5,864,688
Comerica, Inc.	36,900	2,413,998
Fifth Third Bancorp	226,633	6,590,488
First Horizon National Corp.	71,200	1,137,064
FNB Corp.	24,400	294,264
Huntington Bancshares, Inc.	336,900	4,760,397
KeyCorp	343,500	6,172,695
M&T Bank Corp.	33,700	5,275,061
PacWest Bancorp	54,300	2,008,557
People’s United Financial, Inc.	129,000	2,085,930
Pinnacle Financial Partners, Inc.	15,500	911,710
Popular, Inc. (Puerto Rico)	32,100	1,748,166
Regions Financial Corp.	367,900	5,923,190
Sterling Bancorp	36,400	715,260
Synovus Financial Corp.	18,200	616,434
Texas Capital Bancshares, Inc.*	10,200	551,412
Umpqua Holdings Corp.	35,400	560,028
Wintrust Financial Corp.	1,800	114,876
Zions Bancorp NA	106,700	5,171,749

		56,368,890

Beverages 0.9%
Molson Coors Brewing Co. (Class B Stock)	92,200	4,860,784

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.7%
Owens Corning	32,700	$2,003,856
Resideo Technologies, Inc.*	151,500	1,443,795

		3,447,651

Capital Markets 2.4%
Invesco Ltd.	290,100	4,879,482
Janus Henderson Group PLC (United Kingdom)	30,800	712,404
State Street Corp.	105,200	6,950,564

		12,542,450

Chemicals 3.4%
Eastman Chemical Co.	58,300	4,433,132
Mosaic Co. (The)	242,500	4,820,900
Olin Corp.	216,300	3,966,942
Westlake Chemical Corp.	67,700	4,277,963

		17,498,937

Commercial Services & Supplies 0.6%
ADT, Inc.(a)	402,277	3,113,624

Construction & Engineering 0.1%
AECOM*	17,966	718,820

Consumer Finance 4.0%
Ally Financial, Inc.	174,259	5,337,553
Discover Financial Services	28,200	2,263,332
Navient Corp.	186,600	2,569,482
OneMain Holdings, Inc.	35,400	1,416,000
Santander Consumer USA Holdings, Inc.	174,681	4,381,000
Synchrony Financial	129,900	4,594,563

		20,561,930

Containers & Packaging 1.9%
International Paper Co.	100,700	4,398,576
Westrock Co.	139,700	5,220,589

		9,619,165

Distributors 0.1%
LKQ Corp.*	9,200	312,708

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Financial Services 1.9%
AXA Equitable Holdings, Inc.	220,600	$4,764,960
Voya Financial, Inc.	91,602	4,942,844

		9,707,804

Diversified Telecommunication Services 1.1%
CenturyLink, Inc.	448,100	5,798,414

Electric Utilities 1.6%
Avangrid, Inc.(a)	45,200	2,262,260
Eversource Energy	2,500	209,350
PPL Corp.	162,600	5,445,474
Xcel Energy, Inc.	7,400	469,974

		8,387,058

Electrical Equipment 0.1%
Regal Beloit Corp.	8,100	599,805

Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc.*	40,300	3,194,984
Avnet, Inc.	86,800	3,433,808

		6,628,792

Energy Equipment & Services 0.1%
Baker Hughes Co.	30,000	642,000

Equity Real Estate Investment Trusts (REITs) 9.6%
Apple Hospitality REIT, Inc.	273,700	4,510,576
AvalonBay Communities, Inc.	1,800	391,788
Colony Capital, Inc.	760,900	4,261,040
Columbia Property Trust, Inc.	17,600	361,152
Digital Realty Trust, Inc.	14,100	1,791,264
Host Hotels & Resorts, Inc.	220,300	3,610,717
Kimco Realty Corp.(a)	69,261	1,493,267
Macerich Co. (The)	85,500	2,351,250
Medical Properties Trust, Inc.	81,969	1,699,217
Paramount Group, Inc.	26,200	352,914
Park Hotels & Resorts, Inc.	197,700	4,596,525
Service Properties Trust	132,400	3,349,720
SL Green Realty Corp.	54,500	4,556,200
Ventas, Inc.	59,200	3,853,920
VEREIT, Inc.	525,707	5,172,957

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties, Inc.	203,400	$4,790,070
Welltower, Inc.	31,200	2,829,528

		49,972,105

Food & Staples Retailing 1.1%
Kroger Co. (The)	229,700	5,659,808

Food Products 2.1%
Archer-Daniels-Midland Co.(a)	83,400	3,506,136
Bunge Ltd.	81,600	4,406,400
J.M. Smucker Co. (The)	2,800	295,904
Tyson Foods, Inc. (Class A Stock)	32,100	2,657,559

		10,865,999

Health Care Equipment & Supplies 0.1%
Zimmer Biomet Holdings, Inc.	4,300	594,389

Health Care Providers & Services 4.0%
Acadia Healthcare Co., Inc.*(a)	95,500	2,864,045
Cardinal Health, Inc.(a)	81,700	4,040,065
Centene Corp.*(a)	85,400	4,533,032
DaVita, Inc.*	22,200	1,300,920
McKesson Corp.(a)	30,700	4,083,100
MEDNAX, Inc.*	170,600	3,746,376

		20,567,538

Hotels, Restaurants & Leisure 1.8%
Norwegian Cruise Line Holdings Ltd.*	72,700	3,690,252
Royal Caribbean Cruises Ltd.	54,100	5,887,703

		9,577,955

Household Durables 4.4%
Lennar Corp. (Class A Stock)	85,863	5,117,435
Mohawk Industries, Inc.*	35,939	5,152,934
Newell Brands, Inc.(a)	253,951	4,817,451
PulteGroup, Inc.	86,647	3,400,028
Toll Brothers, Inc.	117,033	4,654,402

		23,142,250

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance 5.5%
American Financial Group, Inc.	7,900	$821,916
Athene Holding Ltd. (Class A Stock)*	44,500	1,929,075
CNA Financial Corp.	62,028	2,781,335
Hartford Financial Services Group, Inc. (The)	54,200	3,093,736
Lincoln National Corp.	7,481	422,527
Loews Corp.(a)	77,236	3,784,564
Old Republic International Corp.	27,400	612,116
Principal Financial Group, Inc.	104,900	5,599,562
Reinsurance Group of America, Inc.	33,500	5,442,745
Unum Group	151,000	4,158,540

		28,646,116

Internet & Direct Marketing Retail 0.7%
Qurate Retail, Inc., Series A*	361,500	3,448,710

IT Services 0.9%
DXC Technology Co.	164,800	4,560,016

Machinery 3.0%
Cummins, Inc.	34,600	5,967,808
Gates Industrial Corp. PLC*	146,300	1,463,000
PACCAR, Inc.	92,900	7,065,974
Wabtec Corp.(a)	15,900	1,102,983

		15,599,765

Media 3.3%
Discovery, Inc. (Class A Stock)*(a)	92,000	2,479,860
Discovery, Inc. (Class C Stock)*	119,400	3,013,656
DISH Network Corp. (Class A Stock)*	79,300	2,726,334
Fox Corp. (Class A Stock)	9,000	288,360
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	57,600	2,586,816
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	64,900	2,932,831
News Corp. (Class A Stock)	216,100	2,962,731

		16,990,588

Metals & Mining 4.9%
Alcoa Corp.*	135,000	2,806,650
Freeport-McMoRan, Inc.	320,600	3,148,292
Newmont Goldcorp Corp.	59,100	2,348,043
Nucor Corp.(a)	105,900	5,702,715
Reliance Steel & Aluminum Co.	43,390	5,034,976

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Steel Dynamics, Inc.	90,500	$2,747,580
United States Steel Corp.(a)	329,300	3,790,243

		25,578,499

Mortgage Real Estate Investment Trusts (REITs) 4.1%
AGNC Investment Corp.	313,500	5,345,175
Annaly Capital Management, Inc.	631,124	5,667,494
Chimera Investment Corp.(a)	95,600	1,936,856
MFA Financial, Inc.	389,800	2,958,582
New Residential Investment Corp.	206,500	3,270,960
Two Harbors Investment Corp.	168,200	2,332,934

		21,512,001

Multiline Retail 1.5%
Kohl’s Corp.	80,000	4,100,800
Macy’s, Inc.(a)	253,300	3,840,028

		7,940,828

Multi-Utilities 0.8%
Consolidated Edison, Inc.	15,033	1,386,343
Public Service Enterprise Group, Inc.	16,400	1,038,284
Sempra Energy	12,400	1,791,924

		4,216,551

Oil, Gas & Consumable Fuels 7.2%
Antero Resources Corp.*(a)	411,594	1,028,985
Apache Corp.	193,000	4,180,380
Centennial Resource Development, Inc. (Class A Stock)*	353,600	1,202,240
Cimarex Energy Co.(a)	8,700	367,314
Concho Resources, Inc.	78,800	5,320,576
Devon Energy Corp.	181,700	3,684,876
Diamondback Energy, Inc.	58,000	4,974,080
EQT Corp.	226,300	2,430,462
HollyFrontier Corp.	32,100	1,763,574
Marathon Oil Corp.	437,100	5,039,763
Murphy Oil Corp.(a)	28,300	583,829
Noble Energy, Inc.	52,200	1,005,372
Parsley Energy, Inc. (Class A Stock)	163,100	2,578,611

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
PBF Energy, Inc. (Class A Stock)	43,800	$1,413,864
Range Resources Corp.(a)	439,400	1,770,782

		37,344,708

Paper & Forest Products 0.8%
Domtar Corp.	115,800	4,213,962

Pharmaceuticals 1.0%
Mylan NV*	275,889	5,283,274

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	4,600	673,992

Road & Rail 1.6%
Knight-Swift Transportation Holdings, Inc.(a)	124,000	4,521,040
Ryder System, Inc.	82,741	4,023,695

		8,544,735

Semiconductors & Semiconductor Equipment 0.1%
ON Semiconductor Corp.*	14,800	301,920

Specialty Retail 0.3%
Penske Automotive Group, Inc.	27,600	1,344,672

Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	410,200	6,731,382
Xerox Holdings Corp.	157,900	5,357,547

		12,088,929

Textiles, Apparel & Luxury Goods 1.1%
PVH Corp.	54,400	4,741,504
Tapestry, Inc.	45,800	1,184,388

		5,925,892

Trading Companies & Distributors 1.8%
Air Lease Corp.(a)	105,200	4,626,696
United Rentals, Inc.*	3,600	480,852
WESCO International, Inc.*	88,000	4,413,200

		9,520,748

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	88,800	$2,316,792

TOTAL COMMON STOCKS (cost $543,479,396)		519,293,527

EXCHANGE-TRADED FUND 0.2%
iShares Russell Mid-Cap Value ETF (cost $1,315,465)	14,500	1,307,900

TOTAL LONG-TERM INVESTMENTS (cost $544,794,861)		520,601,427

SHORT-TERM INVESTMENTS 5.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	350,609	350,609
PGIM Institutional Money Market Fund (cost $29,498,099; includes $29,453,052 of cash collateral for securities on loan)(b)(w)	29,498,254	29,504,153

TOTAL SHORT-TERM INVESTMENTS (cost $29,848,708)		29,854,762

TOTAL INVESTMENTS 105.7% (cost $574,643,569)		550,456,189
Liabilities in excess of other assets (5.7)%		(29,469,537)

NET ASSETS 100.0%		$520,986,652

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,449,589; cash collateral of $29,453,052 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

22

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Airlines	$12,625,033	$—	$—
Auto Components	9,426,920	—	—
Banks	56,368,890	—	—
Beverages	4,860,784	—	—
Building Products	3,447,651	—	—
Capital Markets	12,542,450	—	—
Chemicals	17,498,937	—	—
Commercial Services & Supplies	3,113,624	—	—
Construction & Engineering	718,820	—	—
Consumer Finance	20,561,930	—	—
Containers & Packaging	9,619,165	—	—
Distributors	312,708	—	—
Diversified Financial Services	9,707,804	—	—
Diversified Telecommunication Services	5,798,414	—	—
Electric Utilities	8,387,058	—	—
Electrical Equipment	599,805	—	—
Electronic Equipment, Instruments & Components	6,628,792	—	—
Energy Equipment & Services	642,000	—	—
Equity Real Estate Investment Trusts (REITs)	49,972,105	—	—
Food & Staples Retailing	5,659,808	—	—
Food Products	10,865,999	—	—
Health Care Equipment & Supplies	594,389	—	—
Health Care Providers & Services	20,567,538	—	—
Hotels, Restaurants & Leisure	9,577,955	—	—
Household Durables	23,142,250	—	—
Insurance	28,646,116	—	—
Internet & Direct Marketing Retail	3,448,710	—	—
IT Services	4,560,016	—	—
Machinery	15,599,765	—	—
Media	16,990,588	—	—
Metals & Mining	25,578,499	—	—
Mortgage Real Estate Investment Trusts (REITs)	21,512,001	—	—
Multiline Retail	7,940,828	—	—

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	23

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Multi-Utilities	$4,216,551	$—	$—
Oil, Gas & Consumable Fuels	37,344,708	—	—
Paper & Forest Products	4,213,962	—	—
Pharmaceuticals	5,283,274	—	—
Real Estate Management & Development	673,992	—	—
Road & Rail	8,544,735	—	—
Semiconductors & Semiconductor Equipment	301,920	—	—
Specialty Retail	1,344,672	—	—
Technology Hardware, Storage & Peripherals	12,088,929	—	—
Textiles, Apparel & Luxury Goods	5,925,892	—	—
Trading Companies & Distributors	9,520,748	—	—
Wireless Telecommunication Services	2,316,792	—	—
Exchange-Traded Fund	1,307,900	—	—
Affiliated Mutual Funds	29,854,762	—	—

Total	$550,456,189	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Banks	10.8%
Equity Real Estate Investment Trusts (REITs)	9.6
Oil, Gas & Consumable Fuels	7.2
Affiliated Mutual Funds (5.7% represents investments purchased with collateral from securities on loan)	5.8
Insurance	5.5
Metals & Mining	4.9
Household Durables	4.4
Mortgage Real Estate Investment Trusts (REITs)	4.1
Health Care Providers & Services	4.0
Consumer Finance	4.0
Chemicals	3.4
Media	3.3
Machinery	3.0
Airlines	2.4
Capital Markets	2.4
Technology Hardware, Storage & Peripherals	2.3
Food Products	2.1
Diversified Financial Services	1.9
Containers & Packaging	1.9
Hotels, Restaurants & Leisure	1.8

Trading Companies & Distributors	1.8%
Auto Components	1.8
Road & Rail	1.6
Electric Utilities	1.6
Multiline Retail	1.5
Electronic Equipment, Instruments & Components	1.3
Textiles, Apparel & Luxury Goods	1.1
Diversified Telecommunication Services	1.1
Food & Staples Retailing	1.1
Pharmaceuticals	1.0
Beverages	0.9
IT Services	0.9
Multi-Utilities	0.8
Paper & Forest Products	0.8
Internet & Direct Marketing Retail	0.7
Building Products	0.7
Commercial Services & Supplies	0.6
Wireless Telecommunication Services	0.4
Specialty Retail	0.3
Exchange-Traded Fund	0.2
Construction & Engineering	0.1
Real Estate Management & Development	0.1

See Notes to Financial Statements.

24

Industry Classification (continued):

Energy Equipment & Services	0.1%
Electrical Equipment	0.1
Health Care Equipment & Supplies	0.1
Distributors	0.1
Semiconductors & Semiconductor Equipment	0.1

105.7
Liabilities in excess of other assets	(5.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,449,589	$(28,449,589)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	25

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $28,449,589:
Unaffiliated investments (cost $544,794,861)	$520,601,427
Affiliated investments (cost $29,848,708)	29,854,762
Receivable for investments sold	1,344,830
Receivable for Fund shares sold	826,205
Dividends and interest receivable	458,432
Prepaid expenses	4,746

Total Assets	553,090,402

Liabilities
Payable to broker for collateral for securities on loan	29,453,052
Payable for Fund shares reacquired	2,034,144
Management fee payable	323,944
Accrued expenses and other liabilities	209,299
Distribution fee payable	52,215
Affiliated transfer agent fee payable	31,096

Total Liabilities	32,103,750

Net Assets	$520,986,652

Net assets were comprised of:
Common stock, at par	$29,213
Paid-in capital in excess of par	561,761,914
Total distributable earnings (loss)	(40,804,475)

Net assets, October 31, 2019	$520,986,652

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share, ($173,162,223 ÷ 9,714,454 shares of common stock issued and outstanding)	$17.83
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price to public	$18.87

Class B
Net asset value, offering price and redemption price per share,
($1,997,450 ÷ 133,044 shares of common stock issued and outstanding)	$15.01

Class C
Net asset value, offering price and redemption price per share,
($16,672,239 ÷ 1,115,928 shares of common stock issued and outstanding)	$14.94

Class R
Net asset value, offering price and redemption price per share,
($490,949 ÷ 27,334 shares of common stock issued and outstanding)	$17.96

Class Z
Net asset value, offering price and redemption price per share,
($178,692,416 ÷ 9,896,398 shares of common stock issued and outstanding)	$18.06

Class R2
Net asset value, offering price and redemption price per share,
($48,755 ÷ 2,716 shares of common stock issued and outstanding)	$17.95

Class R4
Net asset value, offering price and redemption price per share,
($3,363,423 ÷ 186,987 shares of common stock issued and outstanding)	$17.99

Class R6
Net asset value, offering price and redemption price per share,
($146,559,197 ÷ 8,135,861 shares of common stock issued and outstanding)	$18.01

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	27

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,001 foreign withholding tax)	$19,135,854
Income from securities lending, net (including affiliated income of $53,553)	92,917
Affiliated dividend income	20,387

Total income	19,249,158

Expenses
Management fee	4,927,123
Distribution fee(a)	887,613
Shareholder servicing fees(a)	1,909
Transfer agent’s fees and expenses (including affiliated expense of $213,913)(a)	799,406
Custodian and accounting fees	106,944
Registration fees(a)	95,070
Shareholders’ reports	72,232
Audit fee	24,050
Directors’ fees	23,434
Legal fees and expenses	22,189
Miscellaneous	60,832

Total expenses	7,020,802
Less: Fee waiver and/or expense reimbursement(a)	(543,748)
Distribution fee waiver(a)	(98,057)

Net expenses	6,378,997

Net investment income (loss)	12,870,161

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(5,177))	(18,291,610)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $7,255)	(4,367,016)

Net gain (loss) on investment transactions	(22,658,626)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,788,465)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	578,483	26,988	277,093	4,930	—	119	—	—
Shareholder servicing fees	—	—	—	—	—	48	1,861	—
Transfer agent’s fees and expenses	454,709	11,258	46,330	1,169	273,971	204	2,255	9,510
Registration fees	13,546	11,766	12,116	11,920	13,621	12,553	12,553	6,995
Fee waiver and/or expense reimbursement	(262,978)	(18,235)	(12,112)	(11,927)	(114,725)	(12,705)	(12,955)	(98,111)
Distribution fee waiver	(96,414)	—	—	(1,643)	—	—	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,870,161	$13,862,289
Net realized gain (loss) on investment transactions	(18,291,610)	63,682,339
Net change in unrealized appreciation (depreciation) on investments	(4,367,016)	(101,360,207)

Net increase (decrease) in net assets resulting from operations	(9,788,465)	(23,815,579)

Dividends and Distributions
Distributions from distributable earnings
Class A	(20,556,703)	(16,797,692)
Class B	(357,374)	(346,004)
Class C	(4,461,338)	(3,688,598)
Class R	(75,387)	(39,342)
Class Z	(32,423,748)	(27,750,947)
Class R2	(4,643)	—
Class R4	(883)	—
Class R6	(20,361,882)	(11,572,792)

	(78,241,958)	(60,195,375)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	125,600,608	234,464,958
Net asset value of shares issued in reinvestment of dividends and distributions	74,409,134	56,283,538
Cost of shares reacquired	(401,185,764)	(320,011,962)

Net increase (decrease) in net assets from Fund share transactions	(201,176,022)	(29,263,466)

Total increase (decrease)	(289,206,445)	(113,274,420)

Net Assets:
Beginning of year	810,193,097	923,467,517

End of year	$520,986,652	$810,193,097

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	29

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two funds: PGIM Jennison Equity Income Fund and PGIM QMA Mid-Cap Value Fund, each of which are diversified funds. These financial statements relate only to the PGIM QMA Mid-Cap Value Fund (the “Fund”).

The investment objective of the Fund is capital growth.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

30

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

PGIM QMA Mid-Cap Value Fund	31

Notes to Financial Statements (continued)

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

32

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

PGIM QMA Mid-Cap Value Fund	33

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.73% of the Fund’s average daily net assets up to $1 billion, 0.71% of the next $2 billion, 0.69% of the next $2 billion, and 0.67% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended October 31, 2019.

34

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B shares, 1.95% of average daily net assets for Class C shares, 1.45% of average daily net assets for Class R shares, 0.95% of average daily net assets for Class Z shares, 1.23% of average daily net assets for Class R2 shares, 0.98% of average daily net assets for Class R4 shares and 0.73% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses an any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended October 31, 2019, PIMS received $58,196 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $2,893 and $542 in contingent deferred sales charges imposed upon

PGIM QMA Mid-Cap Value Fund	35

Notes to Financial Statements (continued)

redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $392,646,563 and $655,512,561, respectively.

36

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,065,968	$92,168,585	$92,883,944	$—	$—	$350,609	350,609	$20,387

PGIM Institutional Money Market Fund*
59,834,012	244,928,275	275,260,212	7,255	(5,177)	29,504,153	29,498,254	53,553	**

$60,899,980	$337,096,860	$368,144,156	$7,255	$(5,177)	$29,854,762		$73,940

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $37,400,078 of ordinary income and $40,841,880 of long-term capital gains. For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $57,903,538 of ordinary income and $2,291,837 of long-term capital gains.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis was $8,180,378 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$577,146,735	$50,314,162	$(77,004,708)	$(26,690,546)

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2019 of approximately $22,294,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

PGIM QMA Mid-Cap Value Fund	37

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $0.001 per share. Of the Company’s authorized capital stock, 800 million authorized shares have been allocated to the Fund and divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4, Class T and Class R6 common stock, each of which consists of 100 million, 5 million, 30 million, 75 million, 175 million, 75 million, 75 million, 75 million and 190 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 622 Class R shares, 493 Class R2 shares, 494 Class R4 shares and 1,791,693 Class R6 shares of the Fund. At reporting period end, four shareholders of

38

record, each holding greater than 5% of the Fund, held 29% of the Fund’s outstanding shares, of which 5% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	1,248,495	$21,985,766
Shares issued in reinvestment of dividends and distributions	1,114,756	18,282,001
Shares reacquired	(4,357,566)	(77,969,405)

Net increase (decrease) in shares outstanding before conversion	(1,994,315)	(37,701,638)
Shares issued upon conversion from other share class(es)	977,310	17,996,851
Shares reacquired upon conversion into other share class(es)	(149,326)	(2,680,782)

Net increase (decrease) in shares outstanding	(1,166,331)	$(22,385,569)

Year ended October 31, 2018:
Shares sold	1,550,466	$34,408,657
Shares issued in reinvestment of dividends and distributions	663,954	14,792,904
Shares reacquired	(3,071,311)	(68,066,084)

Net increase (decrease) in shares outstanding before conversion	(856,891)	(18,864,523)
Shares issued upon conversion from other share class(es)	62,781	1,395,218
Shares reacquired upon conversion into other share class(es)	(380,259)	(8,366,084)

Net increase (decrease) in shares outstanding	(1,174,369)	$(25,835,389)

Class B
Year ended October 31, 2019:
Shares sold	1,671	$24,444
Shares issued in reinvestment of dividends and distributions	24,751	344,290
Shares reacquired	(69,619)	(1,062,735)

Net increase (decrease) in shares outstanding before conversion	(43,197)	(694,001)
Shares reacquired upon conversion into other share class(es)	(32,166)	(495,312)

Net increase (decrease) in shares outstanding	(75,363)	$(1,189,313)

Year ended October 31, 2018:
Shares sold	16,601	$326,735
Shares issued in reinvestment of dividends and distributions	16,841	324,191
Shares reacquired	(71,112)	(1,346,173)

Net increase (decrease) in shares outstanding before conversion	(37,670)	(695,247)
Shares reacquired upon conversion into other share class(es)	(31,661)	(616,083)

Net increase (decrease) in shares outstanding	(69,331)	$(1,311,330)

PGIM QMA Mid-Cap Value Fund	39

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	112,154	$1,610,264
Shares issued in reinvestment of dividends and distributions	308,195	4,265,421
Shares reacquired	(625,956)	(9,283,966)

Net increase (decrease) in shares outstanding before conversion	(205,607)	(3,408,281)
Shares reacquired upon conversion into other share class(es)	(1,149,348)	(17,818,807)

Net increase (decrease) in shares outstanding	(1,354,955)	$(21,227,088)

Year ended October 31, 2018:
Shares sold	116,594	$2,223,483
Shares issued in reinvestment of dividends and distributions	182,413	3,495,035
Shares reacquired	(600,932)	(11,412,345)

Net increase (decrease) in shares outstanding before conversion	(301,925)	(5,693,827)
Shares reacquired upon conversion into other share class(es)	(169,484)	(3,184,495)

Net increase (decrease) in shares outstanding	(471,409)	$(8,878,322)

Class R
Year ended October 31, 2019:
Shares sold	6,086	$110,610
Shares issued in reinvestment of dividends and distributions	4,550	75,386
Shares reacquired	(22,601)	(407,257)

Net increase (decrease) in shares outstanding	(11,965)	$(221,261)

Year ended October 31, 2018:
Shares sold	35,853	$802,404
Shares issued in reinvestment of dividends and distributions	1,751	39,341
Shares reacquired	(31,385)	(705,415)

Net increase (decrease) in shares outstanding	6,219	$136,330

Class Z
Year ended October 31, 2019:
Shares sold	3,337,982	$59,875,298
Shares issued in reinvestment of dividends and distributions	1,875,368	31,074,844
Shares reacquired	(12,192,000)	(219,626,025)

Net increase (decrease) in shares outstanding before conversion	(6,978,650)	(128,675,883)
Shares issued upon conversion from other share class(es)	184,856	3,354,956
Shares reacquired upon conversion into other share class(es)	(21,760)	(397,602)

Net increase (decrease) in shares outstanding	(6,815,554)	$(125,718,529)

Year ended October 31, 2018:
Shares sold	4,400,794	$98,167,907
Shares issued in reinvestment of dividends and distributions	1,159,824	26,084,430
Shares reacquired	(8,425,650)	(187,815,467)

Net increase (decrease) in shares outstanding before conversion	(2,865,032)	(63,563,130)
Shares issued upon conversion from other share class(es)	512,238	11,376,184
Shares reacquired upon conversion into other share class(es)	(45,593)	(1,008,202)

Net increase (decrease) in shares outstanding	(2,398,387)	$(53,195,148)

40

Class R2	Shares	Amount
Year ended October 31, 2019:
Shares sold	181	$3,175
Shares issued in reinvestment of dividends and distributions	281	4,643
Shares reacquired	(117)	(2,127)

Net increase (decrease) in shares outstanding	345	$5,691

Period ended October 31, 2018*:
Shares sold	2,371	$52,753

Net increase (decrease) in shares outstanding	2,371	$52,753

Class R4
Year ended October 31, 2019:
Shares sold	221,835	$3,899,549
Shares issued in reinvestment of dividends and distributions	53	883
Shares reacquired	(35,342)	(619,334)

Net increase (decrease) in shares outstanding	186,546	$3,281,098

Period ended October 31, 2018*:
Shares sold	441	$10,000

Net increase (decrease) in shares outstanding	441	$10,000

Class R6
Year ended October 31, 2019:
Shares sold	2,130,114	$38,091,502
Shares issued in reinvestment of dividends and distributions	1,232,546	20,361,666
Shares reacquired	(5,174,555)	(92,214,915)

Net increase (decrease) in shares outstanding before conversion	(1,811,895)	(33,761,747)
Shares issued upon conversion from other share class(es)	2,231	40,696

Net increase (decrease) in shares outstanding	(1,809,664)	$(33,721,051)

Year ended October 31, 2018:
Shares sold	4,424,882	$98,473,019
Shares issued in reinvestment of dividends and distributions	514,830	11,547,637
Shares reacquired	(2,281,991)	(50,666,478)

Net increase (decrease) in shares outstanding before conversion	2,657,721	59,354,178
Shares issued upon conversion from other share class(es)	18,365	403,462

Net increase (decrease) in shares outstanding	2,676,086	$59,757,640

*	Commencement of offering was December 28, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM QMA Mid-Cap Value Fund	41

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2019. The average daily balance for the 131 days that the Fund had loans outstanding during the period was approximately $1,471,084, borrowed at a weighted average interest rate of 3.46%. The maximum loan outstanding amount during the period was $12,145,000. At October 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

42

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM QMA Mid-Cap Value Fund	43

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.17	$22.24	$19.48	$20.29	$21.57
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.30	0.28	0.22	0.23
Net realized and unrealized gain (loss) on investment transactions	(0.66)	(0.95)	3.11	0.34	(0.23)
Total from investment operations	(0.36)	(0.65)	3.39	0.56	-
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.32)	(0.25)	(0.21)	(0.12)
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	(1.16)
Total dividends and distributions	(1.98)	(1.42)	(0.63)	(1.37)	(1.28)
Net asset value, end of year	$17.83	$20.17	$22.24	$19.48	$20.29
Total Return(b):	(0.95)%	(3.54)%	17.56%	3.38%	0.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$173,162	$219,477	$268,067	$272,964	$288,607
Average net assets (000)	$192,828	$259,013	$283,669	$277,601	$267,085
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.18%	1.21%	1.20%	1.21%
Expenses before waivers and/or expense reimbursement	1.32%	1.33%	1.34%	1.34%	1.35%
Net investment income (loss)	1.69%	1.35%	1.31%	1.16%	1.09%
Portfolio turnover rate(e)	58%	78%	112%	87%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class B Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.31	$19.29	$16.99	$17.88	$19.17
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.60)	(0.80)	2.72	0.28	(0.20)
Total from investment operations	(0.46)	(0.69)	2.82	0.35	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.19)	(0.14)	(0.08)	-
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	(1.16)
Total dividends and distributions	(1.84)	(1.29)	(0.52)	(1.24)	(1.16)
Net asset value, end of year	$15.01	$17.31	$19.29	$16.99	$17.88
Total Return(b):	(1.81)%	(4.27)%	16.71%	2.57%	(0.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,997	$3,608	$5,357	$6,063	$7,202
Average net assets (000)	$2,699	$4,789	$6,566	$6,263	$7,886
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	1.96%	1.95%	1.96%
Expenses before waivers and/or expense reimbursement	2.63%	2.37%	2.09%	2.04%	2.05%
Net investment income (loss)	0.93%	0.58%	0.56%	0.43%	0.35%
Portfolio turnover rate(e)	58%	78%	112%	87%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	45

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.24	$19.21	$16.93	$17.81	$19.10
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.61)	(0.79)	2.70	0.29	(0.19)
Total from investment operations	(0.45)	(0.68)	2.80	0.36	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.14)	(0.08)	-
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	(1.16)
Total dividends and distributions	(1.85)	(1.29)	(0.52)	(1.24)	(1.16)
Net asset value, end of year	$14.94	$17.24	$19.21	$16.93	$17.81
Total Return(b):	(1.76)%	(4.22)%	16.65%	2.64%	(0.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,672	$42,595	$56,517	$55,164	$62,110
Average net assets (000)	$27,709	$52,438	$59,943	$57,300	$59,460
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.94%	1.92%	1.96%	1.95%	1.96%
Expenses before waivers and/or expense reimbursement	1.98%	1.97%	2.03%	2.04%	2.05%
Net investment income (loss)	1.08%	0.60%	0.55%	0.42%	0.34%
Portfolio turnover rate(e)	58%	78%	112%	87%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended October 31,				December 22, 2014(a) through October 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.30	$22.38	$19.60	$20.40	$20.98
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.22	0.18	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.67)	(0.95)	3.15	0.34	(0.70)
Total from investment operations	(0.42)	(0.71)	3.37	0.52	(0.58)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.27)	(0.21)	(0.16)	-
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	-
Total dividends and distributions	(1.92)	(1.37)	(0.59)	(1.32)	-
Net asset value, end of period	$17.96	$20.30	$22.38	$19.60	$20.40
Total Return(c):	(1.29)%	(3.76)%	17.31%	3.12%	(2.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$491	$798	$740	$89	$354
Average net assets (000)	$657	$888	$412	$293	$261
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.45%	1.42%	1.44%	1.45%	1.51%	(f)
Expenses before waivers and/or expense reimbursement	3.51%	3.42%	4.01%	1.79%	1.81%	(f)
Net investment income (loss)	1.39%	1.07%	0.99%	0.99%	0.67%	(f)
Portfolio turnover rate(g)	58%	78%	112%	87%	101%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	47

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.40	$22.48	$19.68	$20.49	$21.76
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.35	0.34	0.26	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.68)	(0.95)	3.14	0.35	(0.22)
Total from investment operations	(0.31)	(0.60)	3.48	0.61	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.38)	(0.30)	(0.26)	(0.17)
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	(1.16)
Total dividends and distributions	(2.03)	(1.48)	(0.68)	(1.42)	(1.33)
Net asset value, end of year	$18.06	$20.40	$22.48	$19.68	$20.49
Total Return(b):	(0.64)%	(3.30)%	17.84%	3.64%	0.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$178,692	$340,962	$429,566	$339,119	$318,977
Average net assets (000)	$262,457	$414,839	$402,691	$332,406	$262,069
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.93%	0.95%	0.95%	0.96%
Expenses before waivers and/or expense reimbursement	0.88%	0.98%	1.02%	1.04%	1.05%
Net investment income (loss)	2.02%	1.59%	1.55%	1.40%	1.31%
Portfolio turnover rate(e)	58%	78%	112%	87%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R2 Shares
	Year Ended October 31, 2019	December 28, 2017(a) through October 31, 2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.29	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.67)	(2.45)
Total from investment operations	(0.38)	(2.39)
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	-
Distributions from net realized gains	(1.57)	-
Total dividends and distributions	(1.96)	-
Net asset value, end of period	$17.95	$20.29
Total Return(c):	(1.07)%	(10.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$49	$48
Average net assets (000)	$48	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.23%	1.26%	(e)
Expenses before waivers and/or expense reimbursement	27.75%	150.41%	(e)
Net investment income (loss)	1.61%	0.31%	(e)
Portfolio turnover rate(f)	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	49

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31, 2019	December 28, 2017(a) through October 31, 2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.33	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.68)	(2.56)
Total from investment operations	(0.34)	(2.35)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	-
Distributions from net realized gains	(1.57)	-
Total dividends and distributions	(2.00)	-
Net asset value, end of period	$17.99	$20.33
Total Return(c):	(0.79)%	(10.36)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,363	$9
Average net assets (000)	$1,861	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.98%	1.02%	(e)
Expenses before waivers and/or expense reimbursement	1.68%	225.30%	(e)
Net investment income (loss)	1.93%	1.14%	(e)
Portfolio turnover rate(f)	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.38	$22.45	$19.65	$20.47	$21.75
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.38	0.37	0.29	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.69)	(0.94)	3.14	0.35	(0.23)
Total from investment operations	(0.31)	(0.56)	3.51	0.64	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.41)	(0.33)	(0.30)	(0.20)
Distributions from net realized gains	(1.57)	(1.10)	(0.38)	(1.16)	(1.16)
Total dividends and distributions	(2.06)	(1.51)	(0.71)	(1.46)	(1.36)
Net asset value, end of year	$18.01	$20.38	$22.45	$19.65	$20.47
Total Return(b):	(0.59)%	(3.12)%	18.03%	3.79%	0.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$146,559	$202,697	$163,221	$95,960	$74,707
Average net assets (000)	$186,689	$200,226	$125,192	$82,160	$43,995
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.78%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.78%	0.83%	0.87%	0.89%	0.89%
Net investment income (loss)	2.11%	1.71%	1.70%	1.54%	1.50%
Portfolio turnover rate(e)	58%	78%	112%	87%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	51

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Mid-Cap Value Fund and Board of Directors

Prudential Investment Portfolios, Inc. 10:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Mid-Cap Value Fund, a series of Prudential Investment Portfolios, Inc. 10, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

52

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2019, the Fund reports the maximum amount allowed per share but not less than $1.05 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Mid-Cap Value Fund	37.91%	38.21%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

PGIM QMA Mid-Cap Value Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS   (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and

Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Mid-Cap Value Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA Mid-Cap Value Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s

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organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was relatively recent and that PGIM Investments believes it was a temporary result stemming from the investment team’s deep value tilt which has been out of favor more recently. In this regard, the Board considered that, when it evaluated performance in the prior year, as of December 31, 2017, the Fund ranked in the first quartile of its Peer Universe over the five- and ten-year periods and ranked in the third quartile over the three-year period, and outperformed its benchmark index over the five- and ten-year periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.95% for Class Z shares, 1.23% for Class R2 shares, 0.98% for Class R4 shares, and 0.73% for Class R6 shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Mid-Cap Value Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA Mid-Cap Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA MID-CAP VALUE FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	SPRAX	SVUBX	NCBVX	SDVRX	SPVZX	PMVEX	PMVFX	PMVQX
CUSIP	74441L105	74441L204	74441L303	74441L782	74441L709	74441L758	74441L741	74441L824

MF202E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $51,379 and $50,870 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended October 31, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(d) All Other Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit

committee –    For the fiscal year ended October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended October 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2019 and October 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein

(ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as       Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2019